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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 8-K into the previously filed registration statement (Form S-3 No. 333-45557) of ERP Operating Limited Partnership.

Arthur Andersen LLP

Atlanta, Georgia
July 22, 1998